Exhibit (a)(1)(ii)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the U.S. Offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.

If you have sold or otherwise transferred any of your registered holdings of Business Objects American depositary shares, please pass a copy of this document and the accompanying U.S. Offer to Purchase, dated December 4, 2007 (the “U.S. Offer to Purchase”), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the U.S. Offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by any means whatsoever including without limitation mail, facsimile, transmission, telex or telephone.

ADS LETTER OF TRANSMITTAL
To Tender American Depositary Shares
of
BUSINESS OBJECTS S.A.
(CUSIP: 12328X107; ISIN: US12328X1072)
Pursuant to the U.S. Offer to Purchase dated December 4, 2007 by
SAP FRANCE S.A.
a wholly owned subsidiary of
SAP AG

THE U.S. OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY
TIME, ON JANUARY 15, 2008, UNLESS THE U.S. OFFER IS EXTENDED.

The Receiving Agent for the U.S. Offer is:

THE BANK OF NEW YORK

By Mail:	By Hand or Overnight Delivery:
The Bank of New York	The Bank of New York
Tender & Exchange Department	Tender & Exchange Department
P.O. Box 11248	101 Barclay Street
Church Street Station	Receive and Deliver Window-Street Level
New York, NY 10286-1248	New York, NY 10286

ALL QUESTIONS REGARDING THE U.S. OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT OR TO THE DEALER MANAGER AT THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK COVER PAGE OF THIS ADS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

ACCEPTANCE OF THE U.S. OFFER IN RESPECT OF BUSINESS OBJECTS ORDINARY SHARES, ORNANEs OR WARRANTS CANNOT BE MADE BY MEANS OF THIS ADS LETTER OF TRANSMITTAL.

DESCRIPTION OF BUSINESS OBJECTS AMERICAN DEPOSITARY SHARES (ADSs) TENDERED
Names(s) & Address(es) of Registered Owner(s)
(Please fill in, if blank, exactly as	Business Objects ADS(s) Tendered
name(s) appear(s) on certificate(s))	(Attach additional signed list, if necessary)
Total Number
		of ADSs	Number
	ADR Certificate	Evidenced by	of ADS(s)
	Number(s)*	ADR(s)*	Tendered**

Total Certificated ADSs Tendered

Total Book ADSs Tendered

Total ADSs Tendered

* Certificate numbers are not required if tender is made by book-entry transfer.
** If you desire to tender fewer than all Business Objects ADSs represented by any ADR listed above, please indicate in this column the number of Business Objects ADSs you wish to tender. Otherwise, all Business Objects ADSs evidenced by such ADRs will be deemed to have been tendered. See Instruction 4 of this ADS Letter of Transmittal.
IF ANY OF THE ADRs EVIDENCING BUSINESS OBJECTS ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED OR MUTILATED, PLEASE FOLLOW THE PROCEDURES SET FORTH IN INSTRUCTION 10.

DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE RECEIVING AGENT WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL UNLESS AN AGENT’S MESSAGE (AS DEFINED BELOW) IS DELIVERED. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO DTC WILL NOT CONSTITUTE DELIVERY TO THE RECEIVING AGENT.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS ADS LETTER OF TRANSMITTAL. THIS ADS LETTER OF TRANSMITTAL SHOULD BE USED ONLY FOR TENDERING ADSs. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING SECURITIES OTHER THAN ADSs.

You have received this ADS Letter of Transmittal in connection with the offer by SAP France S.A. (“SAP France”), a société anonyme organized under the laws of the Republic of France and a wholly owned subsidiary of SAP AG, a Aktiengesellschaft (stock corporation) organized under the laws of the Federal Republic of Germany, to purchase among other things all outstanding American depositary shares (“ADSs”) of Business Objects S.A. (“Business Objects”), a société anonyme organized under the laws of the Republic of France, for an amount in U.S. dollars equal to €42.00 per ADS, net to the tendering holder in cash, less any required withholding taxes and without interest, as described in the U.S. Offer to Purchase. This document should be read in conjunction with the U.S. Offer to Purchase. Capitalized terms used in this document but not defined herein have the meanings given to those terms in the U.S. Offer to Purchase.

Ordinary shares, nominal value €0.10 per share, of Business Objects (“Shares”), warrants to acquire Shares (“Warrants”) and bonds convertible or exchangeable into new or existing Shares (obligations remboursables en numéraire ou en actions nouvelles ou existantes, or “ORNANEs”) cannot be tendered by means of this ADS Letter of Transmittal, other than Shares insofar as they are represented by ADSs. If you hold Shares, Warrants or ORNANEs and you are a U.S. holder, within the meaning of Rule 14d-1(d) under the Securities Exchange Act of 1934, as amended, you may obtain a Form of Acceptance for tendering those securities from Georgeson Inc. (the “Information Agent”), or by contacting your bank, broker or other nominee. See Instruction 11 of this ADS Letter of Transmittal. Shares, Warrants and ORNANEs held of record by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent French Offer (as defined in the U.S. Offer to Purchase). Information on the French Offer may be obtained from the Information Agent at the telephone number set forth on the back cover page of this ADS Letter of Transmittal.

Your bank or broker can assist you in completing this ADS Letter of Transmittal. The Instructions included with this ADS Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the U.S. Offer to Purchase and this ADS Letter of Transmittal may be directed to the Information Agent, at the address and telephone numbers indicated on the back cover page of this ADS Letter of Transmittal.

All ADS Letters of Transmittal, American depositary receipts (“ADRs”) evidencing ADSs and other required documents delivered to The Bank of New York (the “Receiving Agent”) by holders of ADSs will be deemed (without any further action by the Receiving Agent) to constitute acceptance by such holders of the U.S. Offer with respect to such ADSs (and the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase, any supplements and amendments thereto, and this ADS Letter of Transmittal.

Holders of ADSs purchased in the U.S. Offer will receive the purchase price for such ADSs in cash, by check or, in case of ADSs held through The Depository Trust Company (“DTC”), by means of delivery of funds to the account maintained at DTC by the participant that has tendered the ADS.

This ADS Letter of Transmittal is to be used either if the ADRs evidencing ADSs are to be forwarded herewith or if the delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at DTC pursuant to the procedures for book-entry transfer set forth in Section 3 of the U.S. Offer to Purchase. Delivery of documents to DTC does not constitute delivery to the Receiving Agent.

In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the U.S. Offer to Purchase, the terms and procedures in the U.S. Offer to Purchase shall govern.

The term “Expiration Date” means 9:00 a.m., New York City time on January 15, 2008, or if the U.S. Offer is extended, the latest time and date at which the U.S. Offer, as extended, will expire.

☐	CHECK HERE IF ADRs EVIDENCING ADSs HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 10 OF THIS ADS LETTER OF TRANSMITTAL. NUMBER OF ADSs REPRESENTED BY LOST, DESTROYED OR STOLEN ADRs:

☐	CHECK HERE IF BUSINESS OBJECTS ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE RECEIVING AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS ADS LETTER OF TRANSMITTAL CAREFULLY.

To: The Bank of New York, as Receiving Agent

The undersigned hereby instructs the Receiving Agent to accept the U.S. Offer on behalf of the undersigned with respect to the above described ADSs (which expression shall in this ADS Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal and of the ADSs and other required documents delivered to the Receiving Agent in connection herewith will be deemed (without any further action by the Receiving Agent) to constitute an acceptance of the U.S. Offer by the undersigned with respect to such ADSs, subject to the rights of withdrawal set out in Section 4 of the U.S. Offer to Purchase and the terms and conditions set forth in this ADS Letter of Transmittal.

The undersigned understands that acceptance of the U.S. Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will, upon acceptance by SAP France, constitute a binding agreement between the undersigned and SAP France upon the terms and subject to the conditions of the U.S. Offer.

The undersigned hereby delivers to the Receiving Agent for tender to SAP France the above-described ADSs, in accordance with the terms and conditions of the U.S. Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

(a) sells, assigns and transfers to SAP France all right, title and interest in and to all the ADSs being tendered hereby and any and all cash dividends, distributions, rights, other ADSs or other securities issued or issuable in respect of such ADSs on or after December 4, 2007 (collectively, “Distributions”); and

(b) irrevocably constitutes and appoints the Receiving Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver ADRs for such ADSs (and any associated Distributions) or transfer the ownership of such ADSs (and any associated Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of SAP France and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any associated Distributions), all in accordance with the terms and subject to the conditions of the U.S. Offer.

The undersigned hereby irrevocably appoints each of SAP France, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and any other rights of the undersigned, in such a manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, this proxy and power of attorney. Such appointment is effective if and when, and only to the extent that, SAP France accepts the ADSs tendered with this ADS Letter of Transmittal for payment pursuant to the U.S. Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney, proxies and consents given by the undersigned at any time with respect to such ADSs (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). SAP France reserves the right to require that, in order for ADSs to be deemed validly tendered, immediately upon SAP France’s acceptance for payment of such ADSs, SAP France must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such ADSs (and any and all Distributions), including voting at any meeting of Business Objects shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby and all Distributions, and that when the same are accepted for payment by SAP France, SAP France will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Receiving Agent or SAP France to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Receiving Agent for the account of SAP France all Distributions in respect of the ADSs tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, SAP France shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the ADSs tendered hereby or deduct from such purchase price the amount or value of such Distributions as determined by SAP France in its sole discretion.

The undersigned agrees to ratify each and every act or thing that may be done or effected by any director of, or other person nominated by, SAP France or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

The undersigned undertakes, represents and warrants that if any provision of this ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford SAP France or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable SAP France or the Receiving Agent to secure the full benefits of this ADS Letter of Transmittal.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. ADSs tendered pursuant to the U.S. Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the U.S. Offer to Purchase, may also be withdrawn at any time after February 1, 2008.

The undersigned understands that the valid tender of the ADSs pursuant to any one of the procedures described in Section 3 of the U.S. Offer to Purchase and in the Instructions to this ADS Letter of Transmittal will constitute a binding agreement between the undersigned and SAP France upon the terms and subject to the conditions of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms or conditions of any U.S. Offer so extended or amended). Without limiting the foregoing, if the price to be paid in the U.S. Offer is amended in accordance with the terms of the U.S. Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this ADS Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the U.S. Offer to Purchase, SAP France may not be required to accept for payment any of the ADSs tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the check for the offer price of all ADSs purchased and/or return any ADRs evidencing ADSs not tendered or accepted for payment in the name(s) of the registered owner(s) appearing above under “Description of Business Objects American Depositary Shares (ADSs) Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the offer price of all ADSs purchased and/or return any ADRs evidencing ADSs not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing above under “Description of Business Objects American Depositary Shares (ADSs) Tendered.” In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the offer price of all ADSs purchased and/or return any ADRs evidencing ADSs not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such ADRs (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” please credit any ADSs tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC designated above. The undersigned recognizes that SAP France has no obligation pursuant to the “Special Issuance Instructions” to transfer any ADSs from the name of the registered owner thereof if SAP France does not accept for payment any of the ADSs so tendered.

The terms and conditions of the U.S. Offer contained in the U.S. Offer to Purchase, as supplemented or amended from time to time, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ADSs BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE RECEIVING AGENT AS PROVIDED IN THE U.S. OFFER TO PURCHASE AND THIS ADS LETTER OF TRANSMITTAL.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5 and 7)

To be completed ONLY if ADRs representing ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) are to be issued in the name of someone other than the undersigned or if any ADSs tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above.

Credit ADSs tendered by book-entry transfer that are not accepted for payment to the following DTC Account:

(Account Number)

Issue ☐ Check and/or ☐ Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(also complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 7)

To be completed ONLY if ADRs representing ADSs not tendered or not accepted for payment and/or the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Business Objects American Depositary Shares (ADSs) Tendered.”

Mail ☐ Check and/or ☐ Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

IMPORTANT — SIGN HERE
(AND PLEASE COMPLETE SUBSTITUTE FORM W-9)

X

X
Signature(s) of Owner(s)

Dated:  , 200

(Must be signed by registered owner(s) exactly as name(s) appear(s) on the ADR representing the Business Objects ADS or on a security position listing or by person(s) authorized to become registered owner(s) by endorsements, stock powers and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)
FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):

Name(s):
(Please Print)

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:  , 200

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

1.  Guarantee of Signatures.  Except as provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program, or by any other “eligible guarantor institution” as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934 (an “Eligible Institution”). Signatures on this ADS Letter of Transmittal do not need a signature guarantee if (a) this ADS Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of Business Objects ADSs) of the Business Objects ADSs tendered hereby and such registered owner(s) has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” herein or (b) such Business Objects ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

2.  Delivery of ADS Letter of Transmittal and ADRs or Book-Entry Confirmations. This ADS Letter of Transmittal is to be used either if (a) ADRs evidencing the Business Objects ADSs for the U.S. Offer are to be forwarded herewith or (b) unless an Agent’s Message (as defined below) is used, if Business Objects ADSs are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the U.S. Offer to Purchase. ADRs evidencing all physically tendered Business Objects ADSs, or confirmation of a book-entry transfer, if such procedure is available, into the Receiving Agent’s account at DTC (“Book-Entry Confirmation”) of all Business Objects ADSs delivered by book-entry transfer together with a properly completed and duly executed ADS Letter of Transmittal, or an Agent’s Message in the case of book-entry transfer, and any other documents required by this ADS Letter of Transmittal, must be received by the Receiving Agent at one of its addresses set forth herein prior to the expiration date of the U.S. Offer. If ADRs evidencing tendered Business Objects ADSs are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

An “Agent’s Message” delivered in lieu of the ADS Letter of Transmittal is a message transmitted by DTC to, and received by, the Receiving Agent as part of the Book-Entry Confirmation. The message states that DTC has received an express acknowledgment from the participant in DTC tendering the Business Objects ADSs that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and that SAP France may enforce such agreement against such participant.

The method of delivery of this ADS Letter of Transmittal, ADRs evidencing Business Objects ADSs and all other required documents, including delivery through DTC, is at the option and risk of the tendering ADS holder, and the delivery will be deemed made only when actually received by the Receiving Agent (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Business Objects ADSs will be purchased or accepted for payment. By execution of this ADS Letter of Transmittal (or facsimile thereof), all tendering holders of Business Objects ADSs waive any right to receive any notice of the acceptance of their Business Objects ADSs for payment.

All questions as to validity, form and eligibility (including time of receipt) and acceptance of any tender of ADSs hereunder will be determined by SAP France in its sole and absolute discretion (which may delegate power in whole or in part to the Receiving Agent) and such determination shall be final and binding. SAP France reserves the absolute right to waive any defect or irregularity in the tender of any ADSs of any particular holder whether or not similar defects or irregularities are waived in the case of any other holders. A tender of ADSs will not be deemed to have been made until all irregularities have been cured or waived. None of SAP France or any of its affiliates or assigns, the Receiving Agent, the Information Agent, the Dealer Manager or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification.

3.  Inadequate Space.  If the space provided herein under “Description of Business Objects American Depositary Shares (ADSs) Tendered” is inadequate, the certificate numbers, the number of Business Objects ADSs represented by such certificates and the number of Business Objects ADSs tendered should be listed on a separate schedule and attached hereto.

4.  Partial Tenders (Not Applicable to ADS Holders who Tender by Book-Entry Transfer). If fewer than all of the Business Objects ADSs represented by the ADRs delivered herewith to the Receiving Agent are to be tendered, fill in the number of Business Objects ADSs that are to be tendered in the box entitled “Number of Business Objects ADSs Tendered.” In such cases, new certificate(s) representing the remainder of the Business Objects ADSs that were represented by ADRs will be sent to the registered owner, unless otherwise provided in the box entitled “Special Delivery Instructions” herein as soon as practicable after the expiration or termination of the U.S. Offer. All Business Objects ADSs represented by ADRs delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered owner(s) of the Business Objects ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR evidencing such Business Objects ADSs without alteration, enlargement or any other change whatsoever.

If any Business Objects ADS tendered hereby is owned of record by two or more persons, all such persons must sign this ADS Letter of Transmittal.

If any of the tendered Business Objects ADSs are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of such Business Objects ADSs.

If this ADS Letter of Transmittal is signed by the registered owner(s) of the Business Objects ADSs tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or ADRs for Business Objects ADSs not tendered or not accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case, the ADR(s) representing the Business Objects ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such ADR(s). Signatures on such ADR(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered owner(s) of the Business Objects ADSs tendered hereby, the ADR(s) representing the Business Objects ADSs tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on such ADR(s). Signatures on such ADR(s) and stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing. Proper evidence of authority to act must be submitted by such persons, although SAP France may waive this requirement.

6.  Transfer Taxes.  Except as otherwise provided in this Instruction 6, SAP France will pay or cause to be paid any transfer taxes with respect to the transfer and sale of ADSs to SAP France or to SAP France’s order pursuant to the U.S. Offer. If, however, a transfer tax is imposed based on income or for any reason other than the transfer of securities in the U.S. Offer, then those transfer taxes, whether imposed on the registered owner or any other persons, will not be payable to the tendering holder. If payment of the purchase price is to be made to, or (in circumstances permitted hereby) if ADSs not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs evidencing the Business Objects ADSs listed in this ADS Letter of Transmittal.

7.  Special Issuance and Delivery Instructions.  If the purchase price for ADSs accepted for purchase and/or ADRs evidencing ADSs not tendered or accepted for purchase is or are to be issued in the name of a person other than the signer of this ADS Letter of Transmittal or if such purchase price is to be sent and/or such ADRs are to be returned to an address other than that indicated in the box entitled “Description of Business Objects American Depositary Shares (ADSs) Tendered,” the appropriate “Special Delivery Instructions” box and/or the “Special Issuance Instructions” box on this ADS Letter of Transmittal should be completed. Any ADS holder(s) delivering ADSs by book-entry transfer may request that ADSs not purchased be credited to such account maintained at DTC as such ADS holder(s) may designate in the box entitled “Special Issuance Instructions.” If no such instructions are given, any such ADSs not purchased will be returned by crediting the account at DTC designated above as the account from which such ADSs were delivered.

8.  Requests for Assistance or Additional Copies.  Holders of ADSs must use an ADS Letter of Transmittal in order to tender their ADSs and accept the U.S. Offer. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the U.S. Offer to Purchase, this ADS Letter of Transmittal and other tender offer materials may be obtained from the Information Agent at the telephone number and address set forth on the back cover page of this ADS Letter of Transmittal.

9.  Conditions; Waiver of Conditions.  SAP France’s obligation to accept Business Objects ADSs in the U.S. Offer is subject to the conditions set forth in the U.S. Offer to Purchase. Such conditions, however, may be waived by SAP France in whole or in part at any time and from time to time in their sole discretion. See Section 13 of the U.S. Offer to Purchase.

10.  Lost, Destroyed or Stolen ADRs.  If any Business Objects ADR has been mutilated, destroyed, lost or stolen, the tendering holder should promptly notify the Receiving Agent by checking the appropriate box following the “Description of American Depositary Shares (ADSs) Tendered” and related instructions and indicating the number of ADSs lost. The Receiving Agent will instruct the ADS holder as to the steps that must be taken to replace the ADR(s) before the holder will be able to tender those Business Objects ADSs into the U.S. Offer. This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen ADRs evidencing Business Objects ADSs have been followed.

11.  Holders of Business Objects Shares, Business Objects ORNANEs or Business Objects Warrants.   U.S. holders of Business Objects Shares, ORNANEs or Warrants have been sent one or more Forms of Acceptance with the U.S. Offer to Purchase. U.S. holders of Business Objects Shares, ORNANEs or Warrants may not accept the U.S. Offer in respect of such Shares, ORNANEs or Warrants pursuant to this ADS Letter of Transmittal, except insofar as any such Business Objects Shares are represented by ADSs. If any holder of Business Objects Shares, ORNANEs or Warrants needs to obtain a copy of the appropriate Form of Acceptance, such holder should contact Georgeson Inc., as Information Agent, at the appropriate address and telephone number set forth on the back cover page of this ADS Letter of Transmittal. Business Objects Shares, ORNANEs or Warrants held by persons who are not U.S. holders cannot be tendered pursuant to the U.S. Offer.

12.  No Interest; Foreign Exchange Currency.  Under no circumstances will any interest on the purchase price for ADSs be paid by SAP France regardless of any extension of the U.S. Offer or any delay in making payment for such ADSs. The cash consideration paid to tendering holders of ADSs pursuant to the U.S. Offer will be paid in U.S. dollars after being converted from euros at the euro foreign exchange reference rate published by the European Central Bank on or about 2:15 p.m. CET, or 8:15 a.m. EST, on the business day following the Expiration Date of the U.S. Offer or following any tender of ADSs in a subsequent offering period, as the case may be. For further information, see Section 1 of the U.S. Offer to Purchase.

13.  Expiration Date.  The U.S. Offer will expire at 9:00 a.m., New York City time, on January 15, 2008, unless and until the time period for which the U.S. Offer is open is extended by SAP France, in accordance with the terms set forth in the U.S. Offer to Purchase. If SAP France extends the U.S. Offer, SAP France will inform The Bank of New York, the Receiving Agent for the U.S. Offer, of that fact and will make a public announcement of the extension, not later than 9:00 a.m. New York City time, on the business day after the day on which the U.S. Offer was scheduled to expire.

14.  Substitute Form W-9.  Each tendering ADS holder is required to (a) provide the Receiving Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or federal employer identification number, on Substitute Form W-9 below and certify on such form whether the holder is subject to backup withholding, or (b) file a Form W-8BEN or otherwise establish such holder’s exemption from backup withholding to the satisfaction of the Receiving Agent. Failure to provide the information on the form may subject the tendering holder to 28% U.S. federal backup withholding tax on the payment of the purchase price. The tendering holder may write “Applied For” in Part I of the Form if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the holder has written “Applied For” in Part I of the Form, the holder must also complete the Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that “Applied For” is written in Part I of the Substitute Form W-9 and that the holder has completed the Certificate of Awaiting Taxpayer Identification Number, the Receiving Agent will withhold 28% of all payments of the purchase price thereafter until a TIN is provided to the Receiving Agent, unless the holder has filed a Form W-8BEN or otherwise established an exemption. See Important Tax Information below.

IMPORTANT: THIS ADS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE RECEIVING AGENT PRIOR TO THE EXPIRATION OF THE U.S. OFFER, AND EITHER ADRs EVIDENCING THE TENDERED ADSs MUST BE RECEIVED BY THE RECEIVING AGENT OR ADSs MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE U.S. OFFER.

IMPORTANT TAX INFORMATION

Under the U.S. Federal income tax law, a holder of ADSs whose tendered ADSs are accepted for payment is generally required by law to provide the Receiving Agent (as payer) with such ADS holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such ADS holder is an individual, the TIN is such ADS holder’s social security number. If the Receiving Agent is not provided with the correct TIN, the ADS holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such ADS holder with respect to ADSs purchased pursuant to the U.S. Offer may be subject to backup withholding of 28%.

Certain ADS holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. An appropriate Form W-8 can be obtained from the Receiving Agent. Exempt ADS holders should furnish their TIN, check the “Exempt from backup withholding” box on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Receiving Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. An ADS holder should consult his or her tax advisor as to such ADS holder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Receiving Agent is required to withhold 28% of any reportable payments made to the ADS holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to an ADS holder with respect to ADSs purchased pursuant to the U.S. Offer, the ADS holder is required to notify the Receiving Agent of such ADS holder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such ADS holder is awaiting a TIN), (b) that (i) such ADS holder is exempt from backup withholding, (ii) such ADS holder has not been notified by the Internal Revenue Service that such ADS holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such ADS holder that such ADS holder is no longer subject to backup withholding and (c) that such ADS holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Receiving Agent

The ADS holder is required to give the Receiving Agent the social security number or employer identification number of the record holder of the ADSs tendered hereby. If the ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering ADS holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the ADS holder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Receiving Agent will withhold 28% of all reportable payments to such ADS holder unless a TIN is provided to the Receiving Agent by the time of payment.

TO BE COMPLETED BY ALL TENDERING ADS HOLDERS
(See Instruction 14)
PAYER’S NAME: THE BANK OF NEW YORK, AS RECEIVING AGENT
THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

SUBSTITUTE		Name

Form W-9 Department of the Treasury Internal Revenue Service		Address (number, street, and apt. or suite no.) (city, state, and ZIP code)

Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from backup withholding

Payer’s Request for TIN and Certification	Part I — TIN
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.		Social Security Number OR Employer Identification Number

Part II — Certification
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date

The Receiving Agent for the U.S. Offer is:

THE BANK OF NEW YORK

By Mail:	By Hand or Overnight Delivery:

The Bank of New York	The Bank of New York
Tender & Exchange Department	Tender & Exchange Department
P.O. Box 11248	101 Barclay Street
Church Street Station	Receive and Deliver Window-Street Level
New York, NY 10286-1248	New York, NY 10286

Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, ADS Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the U.S. Offer:

The Information Agent for the U.S. Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, New York 10038-3650
North America Toll Free Number: (866) 574-4069
Outside North America Collect: (212) 440-9800
European Toll Free Number: 00800 6570 6570
European Collect: +44 (0) 117 378 6015

The Dealer Manager for the U.S. Offer is:

Deutsche Bank Securities Inc.
Mailstop: 60W-42-093
60 Wall Street
New York, New York 10005
Call Toll Free: (877) 221-7676